UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2022, the stockholders of Spero Therapeutics, Inc. (the “Company”) approved an amendment to the Company’s 2017 Stock Incentive Plan (as amended, the “2017 Plan”) to increase in the number of shares of the Company’s common stock authorized for issuance under the 2017 Plan by 2,000,000 shares.

A detailed summary of the material features of the 2017 Plan is set forth in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on August 5, 2022. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

(a)    On September 15, 2022, the Company held its Annual Meeting. Of the 35,067,477 shares of common stock issued and outstanding and eligible to vote as of the record date of July 20, 2022, a quorum of 27,992,574 shares, or 79.82% of the outstanding shares, were present in person or by proxy.

(b)    The following actions were taken at the Annual Meeting:

1.    The following nominees were reelected to serve on the Company’s board of directors as Class II directors until the Company’s 2025 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Patrick Vink, M.D.	20,232,312	3,207,346	4,552,916
Frank E. Thomas	20,097,627	3,342,031	4,552,916

2.    The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,844,553	126,108	21,913	0

3.    The amendment to the 2017 Plan was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,537,809	8,787,318	3,114,531	4,552,916

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Spero Therapeutics, Inc. 2017 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2022	SPERO THERAPEUTICS, INC.

	By:	/s/ Tamara Joseph
Tamara Joseph
Chief Legal Officer

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